American Century Investments®
Quarterly Portfolio Holdings
Global Gold Fund
September 30, 2022

Global Gold - Schedule of Investments
SEPTEMBER 30, 2022 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 98.2%
Australia — 14.1%
Evolution Mining Ltd.	3,416,100	4,456,563
Mineral Resources Ltd.	26,296	1,103,760
Newcrest Mining Ltd.(1)	206,303	2,273,459
Newcrest Mining Ltd. (Sydney)	1,503,213	16,504,048
Northern Star Resources Ltd.	2,656,517	13,301,956
Perseus Mining Ltd.	5,916,800	5,756,061
Pilbara Minerals Ltd.(2)	2,960,100	8,540,585
Ramelius Resources Ltd.	2,305,500	1,050,797
Regis Resources Ltd.(1)	1,712,000	1,706,038
Silver Lake Resources Ltd.(2)	5,241,300	3,929,549
West African Resources Ltd.(2)	7,568,600	5,054,004
		63,676,820
Canada — 56.3%
Agnico Eagle Mines Ltd.(1)	340,766	14,396,861
Agnico Eagle Mines Ltd. (New York)	401,300	16,946,899
Alamos Gold, Inc. (New York), Class A	238,900	1,770,249
B2Gold Corp. (New York)	3,595,300	11,576,866
Barrick Gold Corp.	2,738,520	42,447,060
Barrick Gold Corp. (Toronto)	111,400	1,726,626
Calibre Mining Corp.(2)	946,600	651,008
Centerra Gold, Inc.	1,030,800	4,537,057
Dundee Precious Metals, Inc.	1,250,100	5,556,603
Eldorado Gold Corp.(2)	512,700	3,091,581
Eldorado Gold Corp. (Toronto)(1)(2)	430,300	2,601,082
Endeavour Mining PLC	819,104	15,108,966
Equinox Gold Corp.(1)(2)	221,000	806,650
Fortuna Silver Mines, Inc.(1)(2)	2,025,600	5,104,512
Franco-Nevada Corp. (New York)	364,400	43,538,512
Kinross Gold Corp. (New York)	2,865,357	10,773,742
Lithium Americas Corp.(1)(2)	158,500	4,159,427
Lundin Gold, Inc.	425,500	2,957,107
New Gold, Inc.(2)	1,702,400	1,498,112
OceanaGold Corp.(2)	320,231	464,230
OceanaGold Corp. (Toronto)(2)	4,872,700	7,936,855
Pan American Silver Corp. (NASDAQ)(1)	347,600	5,519,888
SSR Mining, Inc.	807,400	11,876,854
Torex Gold Resources, Inc.(2)	405,964	2,930,077
Wesdome Gold Mines Ltd.(2)	236,900	1,601,800
Wheaton Precious Metals Corp.	567,000	18,348,120
Yamana Gold, Inc. (New York)	3,466,181	15,701,800
		253,628,544
China — 2.1%
Zijin Mining Group Co. Ltd., H Shares	9,584,000	9,276,518
Peru — 0.5%
Cia de Minas Buenaventura SAA, ADR	339,400	2,284,162
South Africa — 6.8%
AngloGold Ashanti Ltd., ADR	693,076	9,578,311
Gold Fields Ltd., ADR	1,779,200	14,393,728

Harmony Gold Mining Co. Ltd., ADR(1)	1,494,700	3,632,121
Impala Platinum Holdings Ltd.	191,600	1,781,423
Northam Platinum Holdings Ltd.(2)	122,900	1,063,931
		30,449,514
United Kingdom — 2.2%
Centamin PLC	5,086,100	5,102,313
Hochschild Mining PLC	1,978,300	1,292,848
Pan African Resources PLC	18,306,800	3,580,820
		9,975,981
United States — 16.2%
Hecla Mining Co.	737,200	2,904,568
Newmont Corp.	1,308,380	54,991,212
Royal Gold, Inc.	158,621	14,881,822
		72,777,602
TOTAL COMMON STOCKS (Cost $384,863,220)		442,069,141
EXCHANGE-TRADED FUNDS — 1.0%
SPDR Gold Shares(2) (Cost $4,871,457)	30,300	4,686,501
SHORT-TERM INVESTMENTS — 2.6%
Money Market Funds — 2.0%
State Street Navigator Securities Lending Government Money Market Portfolio(3)	9,148,644	9,148,644
Repurchase Agreements — 0.6%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.625% - 4.625%, 1/15/25 - 5/15/47, valued at $417,233), in a joint trading account at 2.86%, dated 9/30/22, due 10/3/22 (Delivery value $410,239)		410,141
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.25%, 6/30/29, valued at $2,090,011), at 2.95%, dated 9/30/22, due 10/3/22 (Delivery value $2,049,504)		2,049,000
		2,459,141
TOTAL SHORT-TERM INVESTMENTS (Cost $11,607,785)		11,607,785
TOTAL INVESTMENT SECURITIES — 101.8% (Cost $401,342,462)		458,363,427
OTHER ASSETS AND LIABILITIES — (1.8)%		(8,007,453)
TOTAL NET ASSETS — 100.0%		$450,355,974

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $13,371,561. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $14,191,905, which includes securities collateral of $5,043,261.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks
Australia	2,273,459	61,403,361	—
Canada	189,000,845	64,627,699	—
China	—	9,276,518	—
South Africa	27,604,160	2,845,354	—
United Kingdom	—	9,975,981	—
Other Countries	75,061,764	—	—
Exchange-Traded Funds	4,686,501	—	—
Short-Term Investments	9,148,644	2,459,141	—
	307,775,373	150,588,054	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.